Exhibit 10.2 {N0119778 2 } 419576v3 STANDBY PURCHASE AGREEMENT This STANDBY PURCHASE AGREEMENT (this “Agreement”), dated as of ________, 2016, is by and among DLH Holdings Corp. (the “Company”), and Wynnefield Capital, Inc. WITNESSETH: WHEREAS, the Company proposes pursuant to the Registration Statement (as defined herein), to commence an offering to holders of its common stock, par value $0.001 per share (the “Common Stock”), of record as of the close of business on August 19, 2016 (the “Record Date”), of non-transferable rights (the “Rights”) to subscribe for and purchase additional shares of Common Stock (the “Rights Offering”); and WHEREAS, pursuant to the Rights Offering, the Company will distribute to each of its shareholders of record as of the Record Date, at no charge, one Right for each share of Common Stock held by such shareholders as of the Record Date; each Right will entitle the holder to purchase up to 0.06827 shares of Common Stock for a purchase price of $3.73 per whole share (“Share”) (the “Subscription Price”); WHEREAS, each holder of Rights who exercises in full its Rights in the Rights Offering (the “Basic Subscription Privilege”) will be entitled to subscribe for additional shares of Common Stock to the extent they are available, at the Subscription Price (the “Over-Subscription Privilege”) in proportion to the number of shares of Common Stock owned by each such holder on the Record Date, relative to the number of shares owned on the Record Date by all shareholders exercising the Over-Subscription Privilege; and WHEREAS, in order to facilitate the Rights Offering, the Company has requested the Standby Purchaser to agree, and the Standby Purchaser has agreed, to acquire up to 670,241 shares of Common Stock from the Company at the Subscription Price, or an aggregate of $2,500,000, upon the terms and conditions set forth herein (the “Committed Offering”); and NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows: Section 1. Certain Other Definitions. The following terms used herein shall have the meanings set forth below: “Affiliate” shall mean an affiliate (as defined in Rule 12b-2 under the Exchange Act) of such Standby Purchaser; provided that the Standby Purchaser or any of his affiliates exercises investment authority with respect to such affiliate, including, without limitation, voting and dispositive rights with respect to such affiliate. “Agreement” shall have the meaning set forth in the preamble hereof. “Basic Subscription Privilege” shall have the meaning set forth in the recitals hereof. “Board” shall mean the Board of Directors of the Company. “Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which banks are generally closed in the State of New York. “Closing” shall mean the closing of the purchases described in Section 2 hereof, which shall be held at the offices of Continental Stock Transfer Company, at 10:00 a.m., Eastern Time, on the Closing Date or at such other place and time as shall be agreed upon by the parties hereto, and in no event more than five (5) business days after completion of the Rights Offering.

{N0119778 2 } 2 419576v3 “Closing Date” shall mean the date of the Closing. “Commission” shall mean the United States Securities and Exchange Commission, or any successor agency thereto. “Committed Offering” shall have the meaning set forth in the recitals hereof. “Common Stock” shall have the meaning set forth in the recitals hereof. “Company” shall have the meaning set forth in the preamble hereof. “Cure Period” shall have the meaning set forth in Section 8(a) hereof. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder. “Material Adverse Effect” shall mean a material adverse effect on the financial condition, or on the earnings, financial position, shareholders’ equity, operations, assets, results of operations, regulatory compliance or business of the Company and the Subsidiaries taken as a whole; provided that the meaning shall exclude any changes from general economic, industry, market or competitive conditions or changes in laws, rules or regulations generally affecting Persons of similar size operating in the Company’s industry so long as such change does not materially disproportionately adversely affect the Company and the Subsidiaries taken as a whole as compared to such other Persons in the industry. “Over-Subscription Privilege” shall have the meaning set forth in the recitals hereof. “Permitted Assignee” shall mean an affiliated entity of any Standby Purchaser who agrees to be bound by the terms hereof. “Person” shall mean an individual, corporation, partnership, association, joint stock company, limited liability company, joint venture, trust, governmental entity, unincorporated organization or other legal entity. “Prospectus” shall mean the final Prospectus, including any information relating to the offer and sale of Rights and Common Stock including the offer and sale of Common Stock to the Standby Purchaser, that is filed with the Commission pursuant to Rule 424(b) and deemed by virtue of Rule 430A of the Securities Act to be part of such Registration Statement, each as amended, for use in connection with the offer and sale of such securities. “Record Date” shall have the meaning set forth in the recitals hereof. “Registration Statement” shall mean the Company’s Registration Statement on Form S-3 initially filed with the Commission on July 1, 2016, as amended, together with all exhibits thereto and the Prospectus and any prospectus supplement, relating to the offer and sale of Rights and Common Stock in the Rights Offerings including (subject to Section 2(a) and the limitations under Section 4(b)) the offer and sale of Common Stock to the Standby Purchaser, pursuant to which the offer and sale of such securities have been registered pursuant to the Securities Act. “Rights” shall have the meaning set forth in the recitals hereof. “Rights Offering” shall have the meaning set forth in the recitals hereof. “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder. “Standby Purchaser” shall mean the Standby Purchaser named in the recitals hereof.

{N0119778 2 } 3 419576v3 “Subscription Price” shall have the meaning set forth in the recitals hereof. “Subsidiary” or “Subsidiaries” shall mean DLH Solutions, Inc., Danya International, LLC and any other direct or indirect subsidiary of the Company. Section 2. Standby Purchase Commitment. (a) The Standby Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Standby Purchaser, at the Subscription Price, up to 670,241 shares of Common Stock in the Committed Offering, if and only to the extent that such shares of Common Stock are available after the exercise of the Basic Subscription Privilege and the Over-Subscription Privilege. (b) Payment shall be made to the Company by the Standby Purchaser, on the Closing Date, against delivery of the Common Stock purchased by the Standby Purchaser, in United States dollars by means of certified or cashier’s checks, bank drafts, money orders or wire transfers. Section 3. Representations and Warranties of the Company. The Company represents and warrants to the Standby Purchaser as follows: (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all requisite corporate power and authority to carry on its business as now conducted. (b) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity). (c) Prior to Closing, the Registration Statement will have been declared effective by the Commission and no stop order will have been issued with respect thereto and no proceedings therefore will have been initiated or, to the knowledge of the Company, threatened by the Commission, and any request on the part of the Commission for additional information will have been complied with. On the effective date, the Registration Statement will comply in all material respects with the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. On the Closing Date, the Registration Statement and the Prospectus will not include an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with the information furnished to the Company in writing by the Standby Purchaser expressly for use in the Registration Statement or in the Prospectus pursuant to Section 6(c) below. (d) All of the shares of Common Stock issued in the Rights Offering will have been duly authorized for issuance prior to the Closing, and, when issued and distributed as set forth in the Prospectus, will be validly issued, fully paid and non-assessable; and none of the shares of Common Stock issued in the Rights Offering will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Company’s Articles of Incorporation (as amended through the Closing Date), Amended and Restated Bylaws, or any material agreement or instrument to which the Company is a party or by which it is bound.

{N0119778 2 } 4 419576v3 (e) Neither the Company nor any Subsidiary is in violation of its charter, certificate of trust or by-laws or in default under any agreement, indenture or instrument to which the Company or any Subsidiary is a party, the effect of which violation or default could reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole, and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms of any agreement, indenture or instrument to which the Company or any Subsidiary is a party which lien, charge or encumbrance could reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole, or result in a violation of the articles of incorporation, charter, or by-laws of the Company or any Subsidiary or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any Subsidiary or any of their property; and, except as required by the Securities Act, the Exchange Act, and applicable state securities law, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement. (f) The Company and the Subsidiaries have taken all actions necessary to ensure that the transactions contemplated by this Agreement, individually or in the aggregate, shall not give rise to a change in control under, or result in the breach or the violation of, or the acceleration of any right under, or result in any additional rights, or the triggering of any rights of first refusal, preferential purchase or similar rights with respect to any securities of the Company, anti-dilution adjustment under any contract or agreement to which the Company or any Subsidiary is a party, including, without limitation, any employment agreement or employee benefit plan of the Company or any Subsidiary. Such actions may include, without limitation, having any such contracts or agreements or rights granted under any such contract or agreement waived in writing or amended prior to Closing. (g) The Company’s Board of Directors has approved this Agreement and the transactions contemplated by this Agreement to the extent required by the laws, regulations and policies of the State of New Jersey and the Nasdaq Capital Market, and such laws, regulations and policies do not require that the Company’s shareholders approve the Agreement and the transactions contemplated by the Agreement. (h) The Prospectus and the Rights Offering subscription documents contain adequate and appropriate disclosure and binding covenants limiting shareholders in the Over-Subscription Privilege to a number of shares equal to 100% of the shares owned by such shareholder as of the Record Date. Section 4. Representations and Warranties of the Standby Purchaser. The Standby Purchaser (and any Permitted Assignee for an on behalf of itself as if it were executing this Agreement) represents and warrants to the Company as follows: (a) Each Standby Purchaser has the relevant entity power and authority to perform its obligations under this Agreement. (b) The Standby Purchaser is acquiring the shares of Common Stock purchased hereunder for its own account, with the intention of holding such securities for investment and with no present intention of participating, directly or indirectly, in a distribution of such securities. The Standby Purchaser understands that the shares of Common Stock purchased by it hereunder shall be deemed “restricted securities” under the Securities Act and shall bear a restrictive legend to that effect. (c) The Standby Purchaser is familiar with the business in which the Company is engaged, and based upon its knowledge and experience in financial and business matters, it is familiar with the investments of the type that it is undertaking to purchase; it is fully aware of the problems and risks involved in making an investment of this type; and it is capable of evaluating the merits and risks of this

{N0119778 2 } 5 419576v3 investment. The Standby Purchaser acknowledges that, prior to executing this Agreement, it has had the opportunity to ask questions of and receive answers or obtain additional information from a representative of the Company concerning the financial and other affairs of the Company. (d) This Agreement has been duly and validly executed and delivered by such Standby Purchaser and constitutes a binding obligation of the Standby Purchaser enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity). (e) The Standby Purchaser understands that the Commission may express the position that shares of Common Stock purchased by the Standby Purchaser are deemed “restricted securities” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold except pursuant to Rule 144 or pursuant to a registration statement under the Securities Act. Further, the following legends (or similar language) shall be placed on such certificate(s) representing the shares of Common Stock: THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS. Section 5. Deliveries at Closing. (a) At the Closing, the Company shall deliver to the Standby Purchaser a certificate or certificates representing the shares of Common Stock issued to the Standby Purchaser pursuant to Section 2 hereof. (b) At the Closing, the Standby Purchaser shall deliver to the Company payment in an amount equal to the Subscription Price multiplied by the number of shares of Common Stock purchased by the Standby Purchaser. Section 6. Covenants. (a) Covenants. The Company agrees and covenants with the Standby Purchaser, between the date hereof and the earlier of the Closing Date or the effective date of any termination pursuant to Section 8 hereof, as follows: (i) To use commercially reasonable efforts to effectuate the Rights Offering; (ii) As soon as reasonably practicable after the Company is advised or obtains knowledge thereof, to advise the Standby Purchaser with a confirmation in writing, of (A) the time when the Prospectus or any amendment or supplement thereto has been filed, (B) the issuance by the Commission of any stop order, or of the initiation or threatening of any proceeding, suspending the

{N0119778 2 } 6 419576v3 effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, (C) the issuance by any state securities commission of any notice of any proceedings for the suspension of the qualification of the Common Stock for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for such purpose, (D) the receipt of any comments from the Commission directed toward the Registration Statement or any document incorporated therein by reference and (E) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. The Company will use its commercially reasonable efforts to prevent the issuance of any such order or the imposition of any such suspension and, if any such order is issued or suspension is imposed, to obtain the withdrawal thereof as promptly as possible; (iii) To operate the Company’s business in the ordinary course of business consistent with past practice; (iv) To notify the Standby Purchaser, on a daily basis or at such time as the Standby Purchaser may request, of the aggregate number of subscriptions received pursuant to the Basic Subscription Privilege and the Over-Subscription Privilege in the Rights Offering; (v) Not to issue any shares of capital stock of the Company, or options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, securities convertible into or exchangeable for capital stock of the Company, or other agreements or rights to purchase or otherwise acquire capital stock of the Company, except for (i) shares of Common Stock issuable upon exercise of the Company’s presently outstanding stock options or other issued and outstanding convertible or derivative securities as of the date hereof and (ii) restricted shares of Common Stock, options to purchase shares of Common Stock, or other awards made in the ordinary course of business and as authorized pursuant to the Company’s 2016 Omnibus Equity Incentive Plan; and (vi) filing on a timely basis all reports required to be filed by the Company pursuant to the Exchange Act, with such reports conforming in all material respects with the requirements of the Exchange Act and being true and correct in all material respects. (b) Certain Acquisitions. Between the date hereof and the earlier of the Closing Date or the effective date of any termination pursuant to Section 8 hereof, the Standby Purchaser and his Affiliates shall not acquire any shares of Common Stock unless authorized to do so by the Company. (c) Information. The Standby Purchaser agrees to furnish to the Company all information with respect to the Standby Purchaser that the Company may reasonably request in connection with the Prospectus and any such information furnished to the Company expressly for inclusion in the Prospectus by the Standby Purchaser shall not contain any untrue statement of material fact or omit to state a material fact required to be stated in the Prospectus or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. (d) Public Statements. Neither the Company nor the Standby Purchaser shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed, except (i) if such public announcement, statement or other disclosure is required by applicable law or applicable stock market regulations, in which case the disclosing party shall consult in advance with respect to such disclosure with the other parties to the extent reasonably practicable, (ii) with respect to the filing by the Standby Purchaser of any Schedule 13D or Schedule 13G,

{N0119778 2 } 7 419576v3 or any amendment thereto, to which a copy of this Agreement may be attached as an exhibit thereto, or (iii) with respect to the filing by the Standby Purchaser of any Form 3, 4 or 5 under the Exchange Act. (e) Regulatory Filing. If the Company or the Standby Purchaser determines a filing is or may be required under applicable law in connection with the transactions contemplated hereunder, the Company and the Standby Purchaser shall use commercially reasonable efforts to promptly prepare and file all necessary documentation and to effect all applications that are necessary or advisable under applicable law with respect to the transactions contemplated hereunder so that any applicable waiting period shall have expired or been terminated as soon as practicable after the date hereof. (f) Expenses. On the earlier of the Closing Date and the termination of this Agreement, other than a termination under circumstances that are directly and solely attributable to a material breach of this Agreement by the Standby Purchaser, the Company shall reimburse the Standby Purchaser for all out-of- pocket fees and expenses incurred in connection with the transactions contemplated hereby, including due diligence efforts, the negotiation and preparation of documents relating to the transaction, the preparation and filing of regulatory applications and notices, and the undertaking of the transactions contemplated hereby, including, but not limited to, the fees and expenses of the Standby Purchaser’s accounting, financial and investment banking advisors, legal counsel and credit review. Such reimbursement shall not exceed the sum of $50,000. (g) Due Diligence. Should the Standby Purchaser at any time request a financial institution to extend credit to the Standby Purchaser collateralized by securities of the Company, and should such financial institution request reasonable access to information concerning the Company in order to underwrite such credit request, then the Company shall grant such financial institution reasonable access to the information so requested. (h) Nasdaq Listing Application. The Company will timely file a “Listing of Additional Shares Notification Form” with the Nasdaq Capital Market in connection with the Common Stock issued in the Rights Offering. The Company will use its best efforts to obtain, effect and maintain the listing of such securities on the Nasdaq Capital Market and will file with the Nasdaq Capital Market all documents and notices required by the Nasdaq Capital Market of companies that have securities that are listed on the Nasdaq Capital Market. (i) Registration of Securities Issued to the Standby Purchaser. The Company will register under the Securities Act the shares of Common Stock offered and/or sold to the Standby Purchaser pursuant to this Rights Offering or this Agreement, and will maintain a current prospectus providing for the resale by the Standby Purchaser of such shares. If for any reason any offer or sale of such shares to the Standby Purchaser is not registered on the Registration Statement under the Securities Act or available for resale by the Standby Purchaser under the Prospectus, the Company shall as promptly as practicable enter into a registration rights agreement with the Standby Purchaser to provide for the registration for resale under the Securities Act within 120 days of such date of the shares Common Stock purchased by the Standby Purchaser hereunder and all other shares of Common Stock beneficially owned by the Standby Purchaser (except to the extent such other shares beneficially owned by the Standby Purchaser have previously been registered for resale by the Company and are covered by a current prospectus). Any such registration rights agreement shall include other reasonable terms pursuant to which the Company agrees to register, under the Securities Act and applicable state securities laws and regulations, the Standby Purchaser’s resale of shares of Common Stock beneficially owned by any Standby Purchaser or its Affiliates, at no cost to the Standby Purchaser other than issued and customary brokerage commission and expenses.

{N0119778 2 } 8 419576v3 (j) Indemnification. Whether or not the transactions contemplated hereby are consummated, the Company agrees to indemnify and hold harmless each Standby Purchaser and each of their respective shareholders, members and general and limited partners and the respective officers, directors, employees, affiliates, advisors, agents, attorneys, accountants and consultants of each such entity and to hold each Standby Purchaser and such other persons and entities (each, an “Indemnified Person”) harmless from and against any and all losses, claims, damages, liabilities and expenses, joint or several, which any such person or entity may incur, have asserted against it or be involved in as a result of or arising out of or in any way related to this Agreement, the matters referred to herein, the proposed Committed Offering contemplated hereby, the use of proceeds thereunder or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any of such Indemnified Persons is a party thereto, and to reimburse each such Indemnified Person within five (5) business days of demand for any legal or other expenses incurred in connection with any of the foregoing; provided, however, that the foregoing indemnity will not, as to any Indemnified Person, apply to losses, claims, damages, liabilities or related expenses to the extent they have resulted from the bad faith, willful misconduct or gross negligence of such Indemnified Person. (k) Use of Proceeds. The Company shall solely use the proceeds of the Rights Offering in accordance with the description set forth in the Registration Statement. Section 7. Conditions to Closing. (a) The obligations of the Standby Purchaser to consummate the transactions contemplated hereunder are subject to the fulfillment, prior to or on the Closing Date, of the following conditions: (i) The representations and warranties of the Company in Section 3 shall be true and correct in all material respects as of the date hereof and at and as of the Closing Date as if made on such date (except for representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date) and the Company shall have performed all of its obligations hereunder; (ii) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any Material Adverse Effect, nor shall there have occurred any breach of any covenant of the Company set forth in Section 7 hereof; (iii) As of the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or Nasdaq Capital Market or trading in securities generally on the Nasdaq Capital Market shall not have been suspended or limited or minimum prices shall not have been established on the Nasdaq Capital Market (a “Market Adverse Effect”); (iv) The Company shall have obtained any required federal, state and regulatory approvals for the Right Offering on conditions reasonably satisfactory to the Standby Purchaser; (v) If required by Section 6(i), the Company shall have executed and delivered a registration rights agreement substantially in the form of Exhibit A hereto, or if such form of registration rights agreement is not included as Exhibit A hereto, a registration rights agreement that includes reasonable terms pursuant to which the Company agrees to register, under the Securities Act and applicable state securities laws and regulations, the Standby Purchaser’s resale of any of its shares of Common Stock purchased pursuant to the Rights Offering or this Agreement or otherwise beneficially owned by any Standby Purchaser or its Affiliates (except to the extent limited in Section 6(i)), at no cost to the Standby Purchaser;

{N0119778 2 } 9 419576v3 (vi) The receipt by the Standby Purchaser of a legal opinion from Becker & Poliakoff, LLP with respect to customary matters in a form satisfactory to the Standby Purchaser in its reasonable discretion relating to the due authorization of the issuance of the Rights and the shares of Common Stock in the Rights Offering, the due authorization of this Agreement and such other matters; and (vii) The Standby Purchaser shall have received from WithumSmith+Brown, PC a letter or letters, dated as of the Closing Date, in form and substance reasonably satisfactory to the Standby Purchaser, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, and the Prospectus. (b) The obligations of each of the Company and the Standby Purchaser to consummate the transactions contemplated hereunder are subject to the fulfillment, prior to or on the Closing Date, of the following conditions: (i) No judgment, injunction, decree, regulatory proceeding or other legal restraint shall prohibit, or have the effect of rendering unachievable, the consummation of the Rights Offering or the material transactions contemplated by this Agreement; (ii) The Registration Statement shall have become effective and no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or otherwise shall have been complied with; and (iii) The Common Stock issued in the Rights Offering shall have been authorized for listing on the Nasdaq Capital Market. Section 8. Termination. (a) This Agreement may be terminated at any time prior to the Closing Date, by the Standby Purchaser by written notice to the Company if there has been (i) a Market Adverse Effect that is not cured within twenty-one (21) days after the occurrence thereof (the “Cure Period”) or (ii) a Material Adverse Effect. (b) This Agreement may be terminated by the Company on one hand or by the Standby Purchaser on the other hand, by written notice to the other party hereto: (i) At any time prior to the Closing Date, if there is a material breach of this Agreement by the other party that is not cured within fifteen (15) days after the non-breaching party has delivered written notice to the breaching party of such breach; (ii) At any time after October 30, 2016, unless the Closing has occurred prior to such date; or (iii) Consummation of the Committed Offering is prohibited by law, rule or regulation. (c) This Agreement may be terminated by the Company in the event that the Company determines that it is not in the best interests of the Company and its shareholders to go forward with the Rights Offering. (d) The Company and the Standby Purchaser hereby agree that any termination of this Agreement pursuant to Sections, 8(a), 8(b)(ii), 8(b)(iii), or 8(c) shall be without liability of the Company

{N0119778 2 } 10 419576v3 or the Standby Purchaser, following any termination of this Agreement, or the Closing Date, the Company will pay the Standby Purchaser an amount for its expense reimbursement in the amount not to exceed $50,000. Such payment shall be made within three (3) Business Days of any such termination or the Closing Date, as the case may be. Section 9. Survival. The representations and warranties of the Company and the Standby Purchaser contained in this Agreement or in any certificate delivered hereunder together with Sections 6(f), 6(i), 6(j) and 6(k) shall survive the Closing hereunder. Section 10. Notices. All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (a) on the date delivered if delivered in person, (b) on the third (3rd) Business Day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid) or (c) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows: If to the Company: Zachary Parker DLH Holdings Corp. 3565 Piedmont Road, N.E. Building 3, Suite 700 Atlanta, GA 30305 Telephone: (866) 952-1647 with a copy to: Brian Daughney, Esq. Becker & Poliakoff, LLP 45 Broadway, 8th Floor New York, NY 10006 Telephone: (212) 599-3322 If to the Standby Purchaser: Wynnefield Capital, Inc. 450 Seventh Avenue, Suite 509 New York, NY 10123 Attention: Nelson Obus Telephone: (212) 760-0814 with a copy to: Kane Kessler, P.C. 1350 Avenue of the Americas 26th Floor New York, NY 10019 Attn: Robert L. Lawrence Telephone: (212) 541-6222

{N0119778 2 } 11 419576v3 or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing in accordance with this Section 10. Section 11. Assignment. This Agreement will be binding upon, and will inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns. The Standby Purchaser shall have the right, at their option, to assign any or all of the rights to purchase Shares in the Committed Offering to a Permitted Assignee to the Company prior to the Closing Date. Section 12. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein with respect to the standby purchase commitments with respect to the Company’s securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement. Section 13. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflict of laws to the extent the application of the laws of another jurisdiction would be required thereby). This Agreement shall be subject to the exclusive jurisdiction of the State and Federal courts sitting in New York County, New York. Section 14. Severability. If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid, void or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to affect the original intent of the parties. Section 15. Extension or Modification of the Rights Offering. The Company may (a) waive irregularities in the manner of exercise of the Rights, and (b) waive conditions relating to the method (but not the timing) of the exercise of the Rights to the extent that such waiver does not materially adversely affect the interests of the Standby Purchaser. Section 16. Miscellaneous. (a) The Company shall not after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Standby Purchaser in this Agreement. (b) Notwithstanding any term to the contrary herein, no Person other than the Company and the Standby Purchaser shall be entitled to rely on and/or have the benefit of, as a third party beneficiary or under any other theory, any of the representations, warranties, agreements, covenants or other provisions of this Agreement. (c) The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement. (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

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{N0119778 2 } 13 419576v3 IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written. COMPANY DLH HOLDINGS CORP. By: ______________________ Name: Title: STANDBY PURCHASER WYNNEFIELD CAPITAL, INC. By: _____________________ Name: Title:

{N0119778 2 } 14 419576v3 Standby Purchase Agreement Schedule I Standby Purchasers Name Address Number of Shares Subscription Price